UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 23, 2023
Date of Report (Date of earliest event reported)
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39733 (Commission File Number)	98-1550429 (I.R.S. Employer Identification Number)
8226 Philips Highway, Suite 101 Jacksonville, Florida 32256
(Address of principal executive offices and zip code)
(650) 701-7722
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	RDW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 23, 2023, Redwire Holdings, LLC, a Delaware limited liability company (the “Lead Borrower”), and a wholly-owned subsidiary of Redwire Corporation, a Delaware corporation (the “Company”), and certain other subsidiaries of the Company party thereto, entered into a Sixth Amendment (the “Sixth Amendment”) to the Credit Agreement (as amended, the “Credit Agreement”), dated as of October 28, 2020, among Redwire Intermediate Holdings, LLC, a Delaware limited liability company (the “Parent”), the Lead Borrower, the other borrowers party thereto from time to time (together with the Lead Borrower, the “Borrowers”), the other guarantors party thereto from time to time (together with the Parent and the Borrowers, the “Loan Parties”), Adams Street Credit Advisors, LP (“Adams Street Credit”), as the administrative agent and collateral agent and as the sole lead arranger and sole bookrunner and the lenders party thereto from time to time.

Pursuant to the terms of the Sixth Amendment, the Loan Parties and Adams Street Credit agreed to replace the LIBOR-based interest rate applicable to borrowings under the Credit Agreement with a SOFR-based interest rate in advance of the cessation of LIBOR occurring on June 30, 2023 and to effect other certain conforming changes and modifications to the Credit Agreement in connection with such replacement.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the Sixth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1
Sixth Amendment to Credit Agreement, dated as of June 23, 2023, by and between Redwire Holdings, LLC, Redwire Intermediate Holdings, LLC, the other Borrowers party thereto, the other Guarantors party thereto, Adams Street Credit Advisors, LP, as Administrative Agent and as Collateral Agent and each lender party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2023

Redwire Corporation

By:	/s/ Jonathan Baliff
Name:	Jonathan Baliff
Title:	Chief Financial Officer and Director